UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 3, 2016

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On November 3, 2016, IKONICS Corporation (the “Company”) reported its financial results for the quarter ended September 30, 2016.  See the Company’s press release dated November 3, 2016, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibit.

99                                  Press Release dated November 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION

Date: November 3, 2016	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99	Press Release dated November 3, 2016	Filed Electronically